Supplement to the

Fidelity Advisor Freedom Funds®
Fidelity Advisor Freedom Income Fund®, Fidelity Advisor Freedom 2005 Fund®,
Fidelity Advisor Freedom 2010 Fund®, Fidelity Advisor Freedom 2015 Fund®,
Fidelity Advisor Freedom 2020 Fund®, Fidelity Advisor Freedom 2025 Fund®,
Fidelity Advisor Freedom 2030 Fund®, Fidelity Advisor Freedom 2035 Fund®,
Fidelity Advisor Freedom 2040 Fund®, Fidelity Advisor Freedom 2045 Fund®
and Fidelity Advisor Freedom 2050 Fund®

Funds of Fidelity Aberdeen Street Trust

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2007

The following information replaces similar information found in the "Fund Holdings Information" section on page 60.

Each Advisor Freedom Fund will provide a full list of holdings monthly on www.advisor.fidelity.com 30 days after the month-end.

AFF/AFFIB-07-02 October 23, 2007
1.808269.103